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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K/A
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                     April 1, 1997

                           -------------------------------
                          (Date of earliest event reported)

                           FOUNDATION HEALTH SYSTEMS, INC.

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           (Exact name of Registrant as specified Incorporated its charter)

    Delaware                        1-12718                       95-4288333
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   (State of                   (Commission File No.)          (IRS Employer
   Incorporation)                                           Identification No.)

                21660 Oxnard Street, Woodland Hills, California  91367

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           (Addresses of principal executive offices, including zip codes)

                                   (818) 719-6978

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               (Registrants's telephone numbers, including area codes)

                                       N/A

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following financial information is provided in accordance with the requirements of Item 7(a) and Item 7(b) of Form 8-K with respect to the merger transaction (the "Merger") involving the Registrant pursuant to which Foundation Health Corporation ("FHC") merged into FH Acquisition Corp. (a wholly owned subsidiary of the Registrant), which Merger was previously reported on the Registrant's Current Report on Form 8-K dated April 1, 1997 and filed with the Securities and Exchange Commission (the "Commission") on April 3, 1997:

      (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

           The audited consolidated financial statements of FHC for each of the years in the three year period ended June 30, 1996 are incorporated herein by reference as Exhibit 99.1 and the unaudited condensed consolidated financial statements for the three month periods ended September 30, 1996 and 1995 are incorporated herein by reference as
      Exhibit 99.2.

      (b)  PRO FORMA FINANCIAL INFORMATION.

           The unaudited pro forma combined condensed financial statements of the Registrant (and notes thereto) included at pages 49 through 56 of the Prospectus contained in the Registrant's Amendment No. 1 to the Registration Statement on Form S-4 filed with the Commission on January 10, 1997 are incorporated herein by reference as Exhibit 99.3.

      (c)  EXHIBITS.               EXHIBIT INDEX

           23.1 Consent of Deloitte & Touche LLP, a copy of which is filed herewith.

           23.2                    Consent of Ernst & Young LLP, a copy of
                                   which is filed herewith.

           23.3 Consent of Coopers & Lybrand LLP, a copy of which is filed herewith.

           23.4 Consent of Stevenson, Jones & Holmaas, P.C., a copy of which is filed herewith.

           99.1 Audited consolidated financial statements for each of the years in the three year period ended June 30, 1996 (contained in the Annual Report on Form 10-K/A Amendment No. 3 of Foundation Health Corporation (File No. 1-10540) for the year ended June 30, 1996 filed with the Commission on January 10, 1997), which financial statements are incorporated by reference herein.

           99.2 Unaudited condensed consolidated financial statements for the three month periods ended September 30, 1996 and 1995 (contained in the Quarterly Report on Form 10-Q of Foundation Health Corporation (File No. 1-10540) for the quarter ended September 30, 1996 filed with the Commission on November 19, 1996), which financial statements are incorporated by reference herein.

           99.3 Unaudited pro forma combined condensed financial statements of the Registrant
                                   (and the notes thereto) contained on pages
                                   49 through 56 of the Prospectus contained in the Registrant's Amendment No. 1 to the Registration Statement on Form S-4 (File
                                   No. 333-19273) filed with the Commission on January 10, 1997, which pages are incorporated by reference herein. The unaudited pro forma combined condensed financial statements provide information about the impact of the Merger by showing how it might have affected the financial condition and results of operations of the Registrant had the Merger actually been completed as of the dates indicated. The unaudited pro forma combined condensed financial statements are provided for informational purposes only and are not necessarily indicative of actual results that would have been achieved had the Merger been consummated at the beginning of the periods presented or of future results and should be read in conjunction with the historical financial statements of FHC and the Registrant and notes thereto.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated:    May 9, 1997.

                        FOUNDATION HEALTH SYSTEMS, INC.

                        By /s/ Jeffrey L. Elder
                           -------------------------------------------
                           Name: Jeffrey L. Elder
                           Title: Senior Vice President, and Chief Financial Officer